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                                                                   Exhibit 10.13

                             MCKESSON CORPORATION
                  DEFERRED COMPENSATION ADMINISTRATION PLAN II
                  --------------------------------------------

                    (As Amended Effective October 29, 1997)



A.   PURPOSE
     -------

     This Plan is established to further enhance the Company's ability to attract and retain executive personnel and Directors. The Plan replaces and supersedes the Directors' Deferred Compensation Plan, the Management Deferred Compensation Plan, the Deferred Compensation Administration Plan, and the PCS, Inc. Optional Deferred Compensation Administration Plan.


B.   ERISA PLAN
     ----------

     This Plan is an unfunded deferred compensation program for a select group of management employees and Directors of the Company. The Plan therefore is covered by Title I of ERISA except that it is exempt from Parts 2, 3 and 4 of Title I of ERISA.


C.   PARTICIPATION
     -------------

     1.   Eligibility To Participate
          --------------------------

          A.   Eligible Executives.  The Administrator may, at its discretion,
               -------------------
and at any time, and from time to time, select Company executives who may elect to participate in this Plan ("ELIGIBLE EXECUTIVES"). Selection of Eligible Executives may be evidenced by the terms of the executive's employment contract with the Company, or by inclusion among the persons or classes of persons specified by the Administrator.

          The Administrator may, at its discretion, and at any time, and from time to time, designate additional Eligible Executives and/or provide that executives previously designated are no longer Eligible Executives. If the Administrator determines that an executive is no longer an Eligible Executive, he or she shall remain a Participant in the Plan until all amounts credited to his or her Account prior to such determination are paid out under the terms of the Plan (or until death, if earlier).

          B.   Eligible Directors.  Each Director who is not a Company employee
               ------------------
may participate in this Plan ("ELIGIBLE DIRECTORS").

     2.   Election To Participate.  An Eligible Executive or an Eligible
          -----------------------
Director may become a Participant in the Plan by electing to defer compensation in accordance with the terms of this Plan. An election to defer shall be in writing, shall be irrevocable and shall be made at the time and in the form specified by the Administrator. On electing to defer compensation under this Plan, the Participant shall be deemed to accept all of the terms and conditions of this Plan. All elections to defer amounts under

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this Plan shall be made pursuant to an election executed and filed with the
Administrator before the amounts so deferred are earned.

     3.   Notification of Participants.  The Administrator shall annually notify
          ----------------------------
each Eligible Executive and each Eligible Director that he or she may participate in the Plan for the next Year. Such notice shall also set forth the Declared Rate for the next Year.

     4.   Relation to Other Plans.
          -----------------------

          a.   Participation in Other Plans.  An Eligible Executive or a
               ----------------------------
Director may participate in this Plan and may also participate in any other benefit plan of the Company in effect from time to time for which he or she is eligible, unless the other plan may otherwise exclude participation on the basis of eligibility for, or participation in, this Plan. No amounts may be deferred under this Plan which have been deferred under any other plan of the Company. Deferrals under this Plan may result in a reduction of benefits payable under the Social Security Act, the Company's Retirement Plan and the Company's Profit-Sharing Investment Plan.

          b.   Automatic Deferral to Supplemental PSIP.  Subject to the last
               ---------------------------------------
sentence of Section D.2. below, an Eligible Executive who makes an election to defer compensation under this Plan shall have an additional amount automatically deferred from his or her remaining compensation. The amount of such additional deferral will be an amount equal to (x) the amount deferred by the Eligible Executive into the Plan, multiplied by (y) the percentage rate of the Eligible Executive's deferrals into the McKesson Corporation Profit-Sharing Investment Plan ("PSIP"), as in effect at the beginning of each Year. The additional deferrals will be credited to the Eligible Executive's account in the McKesson Corporation Supplemental PSIP and governed by the terms of that plan.


D.   AMOUNTS OF DEFERRAL
     -------------------

     1.   Minimum Deferral.  The minimum amount that an Eligible Executive may
          ----------------
defer under this Plan for any Year is $5,000 of base salary, or $5,000 of any annual bonuses and $5,000 of any Long-Term Incentive Plan award. The minimum amount of compensation that an Eligible Director may defer for any Year is $5,000.

     2.   Maximum Deferral for Eligible Executives.  The maximum amount of
          ----------------------------------------
compensation which an Eligible Executive may defer under this Plan for any Year is (i) eighty percent (80%) of the amount of such Eligible Executive's base salary for such Year, and (ii) one hundred percent (100%) of any annual bonus award and/or any Long-Term Incentive Plan Award determined and payable to him or her in such Year. Notwithstanding these limits, deferrals may be reduced by the Company to leave sufficient remaining compensation legally required for taxes and other authorized deductions, including, but not limited to, those for Company benefit programs.

     3.   Maximum Deferral for Eligible Directors.  The maximum amount of
          ---------------------------------------
compensation which an Eligible Director may defer under this Plan for any Year is the amount of any annual retainer (other than the portion of the annual retainer subject to Mandatory Deferral under the 1997 Non-Employee Directors' Equity Compensation and Deferral Plan) and other fees from the Company earned by him or her in any such Year.

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E.   PAYMENT OF DEFERRED COMPENSATION
     --------------------------------

     1.   Book Account and Interest Credit.  Compensation deferred by a
          --------------------------------
Participant under the Plan shall be credited to a separate bookkeeping account for such Participant (the "ACCOUNT"). (Sub-Accounts may be established for each Year for which the Participant elects to defer compensation.) Interest shall be credited to each Account (including Sub-Accounts established thereunder) for each Year at a rate equal to a rate declared by the Administrator acting in its sole discretion after taking into account, among other things, the following factors: the Company's cost of funds, corporate tax brackets, expected amount and duration of deferrals, number and age of eligible Participants, expected time and manner of payment of deferred amounts, and expected performance of available fixed-rate insurance contracts covering the lives of Participants (the "DECLARED RATE"). Each Account balance shall be compounded monthly at the twelfth root of the annual Declared Rate of interest provided for under this Plan. In the case of installment payments as provided in Section E.3. below, interest shall be credited on all amounts remaining in a Participant's Account until all amounts are paid out.

     2.   Length of Deferral.  An Eligible Executive or Eligible Director shall
          ------------------
elect in writing, and file with the Administrator, at the same time as such Eligible Executive or Eligible Director makes any election to defer compensation, the period of deferral with respect to such election, subject to the minimum required period of deferral and the maximum permissible period of deferral. The minimum required period of deferral is five years after the end of the Year for which compensation is deferred. Notwithstanding the foregoing, the five year minimum deferral period shall not apply to payments made as a result of death, Disability, Retirement, pre-retirement termination, a Change in Control or hardship. Payment must commence no later than the end of the maximum period of deferral, which is the January following the year in which the Eligible Executive reaches age 72 or, in the case of an Eligible Director, the January after the Company's annual meeting of stockholders next following the Eligible Director's 72nd birthday. Once such an election has been made, the Eligible Executive or Eligible Director may alter the period of deferral, provided that:

          a. such alteration is made at least one year prior to the earliest date the Participant could have received distribution of the amounts credited to his or her Account under the earlier election, and

          b. such alteration does not provide for the receipt of such amounts earlier than one year from the date of the alteration, subject to the five year minimum deferral rule stated above.

     3.   Election of Methods of Payment.  A Participant shall elect in writing,
          ------------------------------
and file with the Administrator, at the same time as any election to defer compensation, a method of payment of benefits under this Plan from the following methods:

          a. Payment of amounts credited to the Participant's Account in any specified number of approximately equal annual installments (not in excess of 10), the first installment to be paid in January of the Year designated by the Participant.

          b. Payment of the amounts credited to the Participant's Account in any specified number of approximately equal annual installments (not in excess of ten), the first installment to be paid in January after the designated interval following the earlier of Participant's Retirement or of the determination disability.

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          c.   Payment of the amount credited to the Participant's Account in a single sum.

     4.   Payments on Termination.
          -----------------------

          a.   Director Termination.  If an Eligible Director ceases to be a
               --------------------
Director of the Company for any reason other than death, the entire undistributed amount credited to his or her Account will be paid in the form elected by the Participant, or, if no election has been made, in a lump sum in the January of the calendar year following the calendar year in which the Eligible Director ceased to be a Director.

          b.   Executive Termination.  If an Eligible Executive terminates
               ---------------------
employment with the Company for any reason other than Retirement, disability or death, then, notwithstanding the election made by the Eligible Executive pursuant to Sections E.2 and 3 above, the entire undistributed amount credited to his or her Account will be paid in the form of a lump sum in the January of the calendar year following the calendar year of termination of employment.

     5.   Payments on Death.
          -----------------

          a.   Death After Payments Have Begun.  If a Participant dies after
               -------------------------------
payments from his or her Account have begun, the remainder of the amounts credited to the Participant's Account shall be paid to his or her Beneficiary at the same time and in the same manner as they would have been paid had the Participant survived.

          b.   Death Before Payments Have Begun.  If a Participant dies before
               --------------------------------
payments from his or her Account have begun, the amount credited to his or her Account shall be paid to his or her Beneficiary at the time and in the manner elected by the Participant. Such election shall be made in writing and filed with the Administrator at the time of any election to defer compensation. Benefits shall be paid in one of the methods specified in paragraphs a. and c. of Section E.3. The Administrator, at his or her discretion, may distribute all benefits to a Beneficiary in a single payment if the value of his or her Account balance is less than $5,000.

     6.   Payments on Disability.  If the Administrator determines that a
          ----------------------
Participant has become Disabled, the entire undistributed amount credited to his or her Account will be paid in the form and at the time elected by the Participant, or, if no election has been made, in a lump sum as soon as practicable after such determination is made.

     7.   Payments on Hardship.  The Administrator may in his or her sole
          --------------------
discretion direct payment to a Participant of all or of any portion of the Participant's Account balance, notwithstanding an election under Section E.3. above, at any time that he or she determines that such Participant has suffered an event of undue hardship which causes an emergency condition in his or her financial affairs.

     8.   Change In Control.  For purposes of this Plan, a Change in Control of
          -----------------
the Company shall be deemed to have occurred if any of the events set forth in any of the following paragraphs shall occur:

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          a.   any "person" (as defined in section 3(a)(9) of the Securities
               Exchange Act of 1934, as amended (the "Exchange Act") and as such term is modified in Sections 13(d) and 14(d) of the Exchange
               Act), excluding the Company or any of its subsidiaries, a trustee or any fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

          b. during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause a., c., or d. of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

          c. the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (I) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or
               (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

          d. the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the holders of the Company's Common Stock immediately prior to such transaction or series of transactions continue to have the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately prior to such transaction or series of transactions.

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          With respect to deferrals made prior to January 1, 1994, deferred funds will be distributed upon a Change in Control, if the Participant has so elected.

     9.   Designation of Beneficiary.  A Participant may designate any person(s)
          --------------------------
or any entity as his or her Beneficiary. Designation shall be in writing and shall become effective only when filed with the Administrator. Such filing must occur before the Participant's death. A Participant may change the Beneficiary, from time to time, by filing a new written designation with the Administrator. If the Participant is married, any Beneficiary designation which does not designate the Participant's spouse to receive at least one-half of the Participant's Account shall only become effective when approved in writing by the Participant's spouse.


F.   SOURCE OF PAYMENT
     -----------------

     Amounts paid under this Plan shall be paid from the general funds of the Company, and each Participant and his or her Beneficiaries shall be no more than unsecured general creditors of the Company with no special or prior right to any assets of the Company (whose claims may be subordinated to those of creditors of Company subsidiaries) for payment of any obligations hereunder. Nothing contained in this Plan shall be deemed to create a trust of any kind for the benefit of any Participant or Beneficiary, or create any fiduciary relationship between the Company and any Participant or Beneficiary with respect to any assets of the Company.


G.   MISCELLANEOUS
     -------------

     1.   Withholding.  Each Participant and Beneficiary shall make appropriate
          -----------
arrangements with the Company for the satisfaction of any federal, state or local income tax withholding requirements and Social Security or other employment tax requirements applicable to the payment of benefits under this Plan. If no other arrangements are made, the Company may provide, at its discretion, for such withholding and tax payments as may be required.

     2.   No Assignment.  The benefits provided under this Plan may not be
          -------------
alienated, assigned, transferred, pledged or hypothecated by any person, at any time. These benefits shall be exempt from the claims of creditors or other claimants and from all orders, decrees, levies, garnishments or executions.

     3.   Applicable Law; Severability.  The Plan hereby created shall be
          ----------------------------
construed, administered and governed in all respects in accordance with ERISA and the laws of the State of California to the extent that the latter are not preempted by ERISA. If any provision of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereunder shall continue to be effective.


H.   ADMINISTRATION OF THE PLAN
     --------------------------

     1.   In General.  The Administrator of the Plan shall be the Vice
          ----------
President, Human Resources, of the Company. If the Vice President, Human Resources, is a Participant, any discretionary action taken as Administrator which directly affects him or her as a Participant shall be specifically

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approved by the Compensation Committee.  The Administrator shall have the authority and responsibility to interpret this Plan and shall adopt such rules and regulations for carrying out this Plan as it may deem necessary or appropriate. Decisions of the Administrator shall be final and binding on all parties who have or claim any interest in this Plan.

     2.   Elections And Notices.  All elections and notices made under this Plan
          ---------------------
shall be in writing and filed with the Administrator at the time and in the manner specified by him or her. All elections to defer under this Plan shall be irrevocable.


I.   AMENDMENT OR TERMINATION OF THE PLAN
     ------------------------------------

     The Board may at any time amend this Plan. Such action shall be prospective only and shall not adversely affect the rights of any Participant or Beneficiary to any benefit previously earned under this Plan. The Board may at any time terminate this Plan; thereupon compensation previously deferred plus interest credited thereon shall promptly be paid, on termination, in single lump sums to the respective Participants or Beneficiaries entitled thereto.


J.   EFFECTIVE DATE
     --------------

     This Plan is effective as of January 27, 1993, the date on which this Plan was approved by the Board.


K.   DEFINITIONS
     -----------

     For purposes of this Plan, the following terms shall have the meanings indicated:

     1.   "Account" means the Account specified in Section E.1.
           -------

     2.   "Administrator" shall mean the person specified in Section H.
           -------------

     3.   "Beneficiary" shall mean the person or entity described by Section
           -----------
E.9.

     4.   "Board" shall mean the Board of Directors of McKesson Corporation, a
           -----
Delaware corporation.

     5.   "Company" shall mean McKesson Corporation, a Delaware corporation and
           -------
any subsidiary in which it owns at least 50% of the issued and outstanding stock (and any subsidiary 50% of the issued and outstanding stock of which is owned by such a subsidiary).

     6.   "Compensation Committee" shall mean the Compensation Committee of the
           ----------------------
Board.

     7.  "Declared Rate" shall have the meaning described in Section E.1.
          -------------

     8.   "Disabled" or "Disability" shall mean (1) a physical or mental
           ------------------------
condition which, in the judgment of the Administrator, based on competent medical evidence satisfactory to the Administrator,

                                       7
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renders a Participant unable to perform the work of his or her regular occupation for the Company and which impairment is likely to result in death or to be of long, continued and indefinite duration, or (2) a judicial declaration of incompetence.

     9.   "Eligible Director" shall mean a Director described by Section C.1.b.
           -----------------

     10.  "Eligible Executive" shall mean an employee of the Company selected as
           ------------------
being eligible to participate in this Plan under Section C.1.a.

     11.  "Erisa" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended.

     12.  "Participant" shall be any Company executive or member of the Board
           -----------
for whom amounts are credited to an Account under this Plan. Upon his or her death, his or her Beneficiary shall be a Participant until all amounts are paid out of his or her Account.

     13.  "Plan" shall mean the McKesson Corporation Deferred Compensation
           ----
Administration Plan II (DCAP II).

     14.  "Retirement" shall mean termination of employment after (a) the date
           ----------
on which the Participant's number of points under the Retirement Share Plan portion of the McKesson Corporation Profit-Sharing Investment Plan equals 65,
(b) attaining eligibility for a Retirement Allowance under the terms of the McKesson Corporation Retirement Plan or (c) receiving an Approved Retirement under the terms of the Executive Benefit Retirement Plan.

     15.  "Year" is the calendar year.
           ----

                                       8
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                                   APPENDIX A
                     DEFERRAL OF RESTRICTED STOCK PROCEEDS
                     -------------------------------------


Any other provision of the Plan to the contrary notwithstanding, the following provisions shall apply to the cash paid to the Company by Eli Lilly and Company ("Lilly") upon the tender of certain shares of restricted stock (the "Transaction Proceeds"), which had been granted to executives under the Company's 1988 Restricted Stock Plan, at the completion of the transaction involving the acquisition of PCS Health Systems, Inc. ("PCS") by Lilly (the "Transaction").

     1. Former executives of the Company may be selected to participate in the Plan, and, if so selected, shall be deemed Eligible Executives.

     2. The Transaction Proceeds shall be automatically deferred into the Plan on behalf of those Eligible Executives who hold outstanding Restricted Stock Grants under the Company's 1988 Restricted Stock Plan. Such Eligible Executives shall be deemed to have elected the deferral of the Transaction Proceeds.

     3. The five-year minimum deferral period required by paragraph E.2. of the Plan shall not apply to the deferral of the Transaction Proceeds.

     4. Transaction Proceeds shall not be deferred on behalf of Eligible Executives who are also employees of PCS.